Exhibit 10.10

MANULIFE PRIVATE CREDIT FUND

(the “Fund”)

Form of Investor Application

General Instructions

This Investor Application is comprised of two parts: Part 1. General Information (including representations, warranties and covenants from the prospective investor) and Part II. Anti-Money Laundering Supplement. Prospective investors must complete both Parts of this Investor Application and provide the documents requested in Part II.

For questions relating to this Investor Application, a prospective investor should contact Manulife Investment Management Private Markets (US) LLC, the Fund’s adviser (the “Adviser”), at 617-663-3000 or email: [__________]. The Adviser also serves at the Fund’s administrator.

Purchase Instructions

Delivery Instructions

The completed Investor Application should be delivered to the Fund on or prior to the relevant subscription date as follows:

Via Email
Manulife Private Credit Fund c/o Manulife Investment Management Private Markets (US) LLC Email: [__________]

Via Regular Mail
Manulife Private Credit Fund c/o Manulife Investment Management Private Markets (US) LLC 197 Clarendon Street C-03
Boston, MA 02116

Via Overnight Courier

Manulife Private Credit Fund c/o Manulife Investment Management Private Markets (US) LLC 197 Clarendon Street C-03
Boston, MA 02116

Wiring Instructions

All subscription funds should be wired to the following bank:

Bank Name:	The Bank of New York Mellon
Bank Address:	500 Ross Street, Pittsburg, PA 15262
Bank BIC:	IRVTUS3N

Fed Wire/ABA Number:	021000018
Bank Account Name:	Manulife Private Credit Fund
Bank Account Number:	8268058400

The prospective investor’s bank should charge any applicable wire transfer fees separately in order for the Fund to receive an even subscription amount. All purchase documents will be returned to the prospective investor if this Investor Application is not accepted.

Payments

ALL PAYMENTS MUST BE MADE BY WIRE TRANSFER AND IN COMPLIANCE WITH THE ANTI-MONEY LAUNDERING LAWS AND REGULATIONS AND THE USA PATRIOT ACT OF 2001).    Unless otherwise agreed to by the Fund, all purchases shall be made in a single payment as of the proposed acceptance date of the Investor Application specified by the Fund.

Disclaimers

Shares are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), but rather are being made available privately by the Fund pursuant to the private placement exemption from registration provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D (“Regulation D”) promulgated there under by the Securities and Exchange Commission (the “SEC”) on the basis of the Private Placement Memorandum of the Fund (as it may be updated, supplemented or modified from time to time, the “Memorandum”). Purchases of Shares are made upon the terms and conditions set forth herein, in the Memorandum and in the Fund’s Declaration of Trust (“Governing Document”). The prospective investor acknowledges that this Investor Application, including all exhibits and attachments, does not by itself constitute an offer by the Fund to sell Shares to the prospective investor.

THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND GENERALLY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND AS PERMITTED IN THE FUND’S GOVERNING DOCUMENT. FURTHERMORE, THE SHARES ARE NOT TRANSFERABLE WITHOUT THE CONSENT OF THE FUND, WHICH CONSENT MAY BE GRANTED OR DENIED IN ITS DISCRETION. THERE WILL BE NO PUBLIC MARKET FOR THE SHARES. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

TO PROVIDE A LIMITED DEGREE OF LIQUIDITY TO SHAREHOLDERS, THE FUND MAY FROM TIME TO TIME OFFER TO REPURCHASE SHARES PURSUANT TO WRITTEN TENDERS BY SHAREHOLDERS. REPURCHASES WILL BE MADE AT SUCH TIMES, IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE FUND’S BOARD, IN ITS SOLE DISCRETION. HOWEVER, SHAREHOLDERS DO NOT HAVE THE RIGHT TO REQUIRE THE FUND TO REDEEM ANY OR ALL OF THEIR SHARES.

[Part I of the Investor Application begins on the following page]

Part I: General Information

1. Account Ownership/Investor Information

Name of Investor
(print or type exact legal name in which Shares will be registered)

***********

Shares of Beneficial Interest

Purchase Amount $

☐ New Purchase    OR    ☐ Addition to existing account #__________________

***********

Section 1 continues on the following page.

Investor Type: The applicant for Shares (the “Investor”) must indicate by checking one of the boxes below the Investor’s desired type of ownership of Shares. In general, purchasers should fill out the “Natural Persons/Grantor Trusts” section if the investment will be taxable to an individual (i.e., the Investor provides a social security number), or the “Entities/Non-Grantor Trusts” section if the account is taxable to an entity (i.e., the Investor provides the tax identification number of the entity):

☐ Natural Persons                OR  ☐  Grantor Trusts

Name:__________________________________________

Social Security #: ___ ___ ___—___ ___—___ ___ ___ ___

Date of Birth: ___ ___ / ___ ___ / ___ ___ ___ ___

FOR JOINT ACCOUNTS THE INVESTOR MUST PROVIDE THIS INFORMATION FOR BOTH ACCOUNT HOLDERS:

Name :__________________________________________

Social Security # : ___ ___ ___—___ ___—___ ___ ___ ___

Date of Birth : ___ ___ / ___ ___ / ___ ___ ___ ___

A “Grantor Trust” means a revocable trust which may be revoked at any time by the grantors thereof, and of which all grantors are required to complete Sections 2, 3A and 5 of this Investor Application.

☐ Entities / Non-Grantor Trusts OR  ☐  IRA

Name:__________________________________________

Tax Identification #: ___ ___—___ ___ ___ ___ ___ ___ ___

Date of Formation/Incorporation: ______________________

Place of Formation/Incorporation: ______________________

Entity Type for Tax Purposes (please check one):

☐ Partnership

☐ Corporation – “C” Corporation

☐ Corporation – “S” Corporation

☐ Estate

☐ Trust

☐ Tax Exempt Entity

☐ Other: ________________________________________

IF THE INVESTOR IS PURCHASING AS A TRUST OR IRA, THE INVESTOR IS REQUIRED TO PROVIDE THIS INFORMATION:

Name of Trustee or IRA Account Holder:

_______________________________________________

Trustee’s or IRA Account Holder’s Tax Identification #:

_______________________________________________

Date of Birth: ______________________________________

Address: __________________________________________

                _________________________________________

2. Contact Information

A.	Account Holder Contact Information

Please provide the physical address of the Investor in this section. If the Investor wishes for correspondence to be directed to another party instead, please provide an Alternate Mailing address in Section 2B.

Primary Contact Name:

Street Address:

City, State and ZIP:

Phone: _________________________	Email Address: ____________________________________

B.	Interested Party (“IP”) or Alternate Mailing (“AM”) Address

If the Investor would like duplicate copies of its statements sent to a third party (including the Investor’s broker or financial advisor), please check the IP box and provide the necessary information. If the Investor would like all correspondence sent only to a third party, please check the AM box and provide the necessary information:

IP ☐ AM ☐ Name:

Street Address:

City, State and ZIP:

Email:

C.	Dealer and Financial Advisor / Account Representative Information

Dealer:	Broker-Client Account Number:
Branch/Office:	Financial Advisor Representative ID Number:

Name of Financial Advisor:	XXXXXXXXXXXXXXXX	XXXXXXXXXXXXXXXXXXXX

D. Consent to Receive All Fund-Related Communications Electronically: Note that by electing to receive all communications electronically or through an investor web portal, the Investor will not receive paper copies of any documentation or reports, except as described below. In addition, the Investor may change the means of receipt of communications selected at any time by providing written notice to the Fund. If the Investor elects to receive communications electronically, the Investor must indicate the email address to which such materials should be provided or where an email should be sent to notify the Investor that materials have been posted to an investor web portal. If the Investor checks “Yes” below the Fund’s administrator will provide the Investor with information on how to obtain certain Fund documentation via an investor web portal. Notwithstanding the foregoing, the Fund or the Adviser in its sole discretion may determine to send Fund documentation or reports in paper copy via regular mail rather than electronically.

Yes  ☐  No  ☐    If yes, indicate email address here: ____________________________

3. Investor Eligibility Certifications

As described in the Memorandum, the Investor must qualify as an “accredited investor” to be an Eligible Investor, as follows:

A.	For individual investors and grantors of certain grantor trusts, please check one (or more) of the following in (A) describing the Investor’s eligibility to invest in the Fund[1]:

The Investor is:

☐

(a) A natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of the Shares that exceeds $1,000,000. The term “net worth” means the excess of total assets at fair market value over total liabilities. For the purposes of determining “net worth,” the primary residence owned by an individual shall be excluded as an asset. Any liabilities secured by the primary residence should be included in total liabilities only if and to the extent that: (1) such liabilities exceed the fair market value of the residence; or (2) such liabilities were incurred within 60 days before the purchase of the Shares (other than as a result of the acquisition of the primary residence); or

☐

(b) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year.

[1]	Individual retirement accounts should complete Section A with respect to the holder of the account.

B.	For entities, please check one (or more) of the following in (B) describing the Investor’s eligibility to invest in the Fund:

The Investor is:

☐

(a) A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment;

☐	(b) An entity with total assets in excess of $5,000,000 that was not formed for the specific purpose of investing in the Fund and that is (please check one)

___ a corporation;	___ a Massachusetts or similar business trust; or
___ a partnership;	___ an organization described in Section 501(c)(3) of the
___ a limited liability company;	Internal Revenue Code of 1986, as amended (the “Code”);

☐

(c) An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” (as defined in Section 3(a)(2) of the 1933 Act, a “savings and loan association,” (or other institution as described in Section 3(a)(5)(A) of the 1933 Act), or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

☐

(d) An entity registered with the SEC as a broker or dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an “insurance company” (as defined in Section 2(13) of the 1933 Act) or an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); or an entity that has elected to be treated or qualifies as a “business development company” (within the meaning of Section 2(a)(48) of the 1940 Act);

☐	(e) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐	(f) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); or

☐

(g) An entity which all of the unit owners and participants (i.e., all partners (including limited partners) of a partnership, shareholders of a corporation, or beneficiaries of an estate) are Accredited Investors. THIS OPTION IS NOT APPLICABLE FOR NON-GRANTOR TRUSTS.

C.	For benefit plans, please check one (or more) of the following in (C) describing the Investor’s eligibility to invest in the Fund:

The Investor is:

☐

(a) An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the decision to invest in the Fund was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser;

☐	(b) An employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000;

☐	(c) A self-directed plan and all of its participants investing in the Fund through the plan are Accredited Investors; or

☐

(d) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and has total assets in excess of $5,000,000.

4. Source of Funds

Please provide a brief statement explaining the source of funds used to subscribe for Shares of the Fund (Please review Annex E before answering this question).

5. Acknowledgements and Signature

☐ PLEASE CHECK THE BOX TO ACKNOWLEDGE THE FOLLOWING: BY SIGNING THIS INVESTOR APPLICATION AND CHECKING THE BOX ABOVE, THE INVESTOR REPRESENTS AND WARRANTS THAT THE INVESTOR HAS READ AND UNDERSTOOD THE TERMS OF THIS INVESTOR APPLICATION AND THE INVESTOR HEREBY MAKES ALL OF THE REPRESENTATIONS, WARRANTIES, AGREEMENTS, ACKNOWLEDGMENTS AND UNDERTAKINGS CONTAINED IN THIS INVESTOR APPLICATION.

Signature:                                                                          Date:

Printed Name:

Title:

Signature:                                                                          Date:

Printed Name:

Title:

For a joint account both holders’ signatures are required.

Additional Information

For additional information concerning an investment in the Fund or this Investor Application, an Investor should contact the Adviser at: 617-663-3000; or email: [__________].

Dividend reinvestment plan

The Investor will automatically be a participant under the Fund’s dividend reinvestment plan (DRP), as described in the Memorandum, and have all income dividends and/or capital gains distributions automatically reinvested in shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash through wire may be made by written notice to the Fund or the investor’s intermediary (who should be directed to inform the Fund), or by checking the opt-out box below:

☐    Opt out of DRP

Representations, Warranties and Covenants

In order to invest in the Fund, the Investor hereby makes the following representations, warranties and covenants to the Fund and the Adviser:

(a) The information set forth in this Investor Application, as well as any information regarding the Investor’s identity, is accurate and complete as of the date hereof, and the Investor will promptly notify the Fund of any change in such information. The Investor consents to the disclosure of any such information, and any other information furnished to the Fund, to any governmental authority, self-regulatory organization or, to the extent required by law, to any other person, or as otherwise provided in the Fund’s Privacy Policy, in each case in accordance with the Fund’s Privacy Policy attached as Exhibit A (of which the Investor hereby acknowledges receipt).

(b) The Investor has received and read and is familiar with the Memorandum, including the exhibits, attachments and annexes attached thereto, and the Investor confirms that all such documents have been made available to the Investor.

(c) The Investor (i) is a United States Person under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), (ii) will not transfer or deliver all or any part of its Shares except in accordance with the restrictions set forth in the Memorandum and (iii) will notify the Fund immediately if it becomes a non-United States Person at any time during which it holds or owns any Shares.

(d) Other than the Memorandum, the Investor is not relying upon any representation or other information purported to be given on behalf of the Fund or the Adviser in determining to invest in the Fund (it being understood that no person has been authorized by the Fund or the Adviser to furnish any representations or other information). None of the Fund, the Adviser, nor any person who controls, is controlled by or is under common control with any of them within the meaning of Section 15 of the Securities Act, nor any director, shareholder, other beneficial owner, partner, manager, member, officer, employee, agent or representative of the Fund or the Adviser or of any such controlling or controlled person, has made any guarantee, representation or warranty to the Investor (including, without limitation, any guarantee, representation or warranty that an investment in the Fund will be profitable, that such an investment does not involve substantial risk of loss of capital or that such investment is suitable for the Investor) in connection with the Investor’s proposed investment in the Fund.

(e) The Investor or an advisor or consultant relied upon by the Investor in reaching a decision to purchase Shares has such knowledge and experience in financial, tax and business matters as to enable the Investor or such advisor or consultant to evaluate the merits and risks of an investment in the Fund and to make an informed investment decision with respect thereto and is not relying on the advice or recommendation of the Adviser or any affiliated person of the Fund or the Adviser. The Investor understands the Fund’s compensation arrangements with the Adviser and understands the risks described in the Memorandum.

(f) The Investor acknowledges that an investment in the Shares of the Fund includes significant risks as described in the Memorandum, including without limitation those risks outlined in the sections of the Memorandum entitled “RISK FACTORS”.

(g) The Investor is satisfied that it has received adequate disclosure from the Fund to enable it to understand and evaluate the compensation arrangements of the Fund with the Adviser and other terms disclosed in the Memorandum and the risks associated therewith.

(h) The Investor has had the opportunity to ask questions regarding the Fund, the Adviser and the terms and conditions of the offering of Shares. The Investor received satisfactory answers from the Adviser concerning those questions and obtained any additional information necessary to verify the accuracy of the information furnished to it concerning the Fund, the Adviser and the offering.

(i) The Investor will not sell or otherwise transfer the Shares without registration under the 1933 Act, or an exemption therefrom. The Investor understands and agrees that it must bear the economic risk of its investment in Shares for an indefinite period of time (subject to limited rights of repurchase and transfer provided in the Governing Document) because, among other reasons, the Shares have not been registered under the 1933 Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is so registered or an exemption from registration is available. The Investor understands that the Fund is under no obligation to register the Shares on its behalf or to assist it in complying with any exemption from registration under the 1933 Act. With limited exceptions, the Shares can only be transferred with the prior authorization of the Board, which may be withheld in the Boards’ sole and absolute discretion. The Investor understands and acknowledges that the Board in its sole and absolute discretion may cause a mandatory repurchase of all or any portion of the Investor’s Shares in accordance with the Governing Document. The Investor also understands that sales or transfers of Shares are further restricted by the Governing Document and state securities laws.

(j) The Investor was not induced to invest in the Fund by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(k) The Investor represents, warrants, and covenants that except as otherwise previously disclosed in writing to the Fund and the Adviser: (i) no Investor Party (as defined below) is subject to a “Disqualifying Event” (as described below), and (ii) the Investor will promptly notify the Fund and the Adviser in writing to the extent that any Investor Party becomes aware that it is subject to, or is reasonably likely to become subject to, a Disqualifying Event.

The term “Investor Party” means: (i) the Investor; (ii) any person who, with respect to the Investor’s interest in the Fund, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (a) voting power, which includes the power to vote, or direct the voting of, the Investor’s Shares (for example, a voting agreement) or (b) investment power, which includes the power to dispose, or to direct the disposition of, the Investor’s Shares (for example, discretionary investment management relationships); (iii) any person who uses the Investor to divest such person of beneficial ownership of Shares as part of a plan or scheme to avoid the provisions of Rule 506(d) of Regulation D under the Securities Act; and (iv) any person who has the right to acquire the Investor’s Shares within sixty (60) days (for example, through the exercise of an option, warrant or right, the conversion of a security, pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account, or similar arrangement, as applicable). The terms “voting power” and “investment power” as used herein shall be interpreted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and interpretations thereunder.

The Investor understands, acknowledges, and agrees that a description of each Disqualifying Event may be subject to disclosure by the Fund to current and prospective Investors.

A “Disqualifying Event” exists if a person or entity:

(1)

has been convicted, within the past ten years, of any felony or misdemeanor, or is subject to any order, judgment or decree of any court of competent jurisdiction, entered within the past five years, which restrains or enjoins such person from engaging or continuing to engage in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC, or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(2)

is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the Commodity Futures Trading Commission, or the National Credit Union Administration that (i) bars the Investor Party from (A) association with an entity regulated by such commission, authority, agency, or officer, (B) engaging in the business of securities, insurance or banking; or (C) engaging in savings association or credit union activities, or (ii) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(3)

is subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Advisers Act of 1940, as amended (“Advisers Act”) that (i) suspends or revokes the Investor Party’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places limitations on the activities, functions or operations of the Investor Party, or (iii) bars such person from being associated with any entity or from participating in the offering of any penny stock;

(4)

is subject to any order of the SEC entered within the past five years that orders the Investor Party to cease and desist from committing or causing a violation or future violation of (i) any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Sections 10(b) and 15(c)(1) and Rule 10b-5 of the Exchange Act, and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder, or (ii) Section 5 of the Securities Act;

(5)

has been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(6)

has filed (as a registrant or issuer), or was named as an underwriter in, any Memorandum or Regulation A offering statement filed with the SEC that, within the past five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(7)

is subject to a United States Postal Service false representation order entered within the past five years, or is subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(l) If the Investor is a natural person, the Investor has the legal capacity to execute, deliver and perform this Investor Application.

(m) The Investor represents and warrants that no party which either (i) has had any of its assets blocked under U.S. sanctions laws, or (ii) has been identified by the U.S. Government as a person whose assets are to be blocked under such laws, has or will have any beneficial interest in the Shares subscribed for hereby.

(n) The Investor represents and warrants that the source of funds to be invested in the Fund by the Investor was not related to or directly or indirectly derived from any activities that may contravene applicable federal, state or international anti-money laundering laws and regulations.

(o) Neither the Investor, nor any person controlling, controlled by, or under common control with, the Investor, nor any person having a beneficial interest in the Investor, or for whom the Investor is acting as agent or nominee in connection with this investment, is (i) a country, person, or entity named on an Office of Foreign Assets Control (“OFAC”) list, (ii) a person or entity that resides or has a place of business in a country or territory named on such list, or (iii) a senior foreign political figure2, an immediate family member3 or close associate4 of a senior foreign political figure within the meaning of the USA PATRIOT Act of 20015. The Investor agrees to promptly notify the Fund of any change in information affecting this representation and covenant. The Investor is advised that, by law, the Fund may be required to disclose the Investor’s identity to OFAC.

(p) If the Investor is a non-U.S. banking institution (a “Non-U.S. Bank”) or if the Investor receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Non-U.S. Bank, the Investor represents and warrants to the Fund that:

(1)	the Non-U.S. Bank has a fixed address, other than solely an electronic address, in a country in which the Non-U.S. Bank is authorized to conduct banking activities;

(2)	the Non-U.S. Bank employs one or more individuals on a full-time basis;

(3)	the Non-U.S. Bank maintains operating records related to its banking activities;

[2]

A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[4]

A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior political figure.

[5]	The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (2001).

(4)	the Non-U.S. Bank is subject to inspection by the banking authority that licensed the Non-U.S. Bank to conduct banking activities; and

(5)	the Non-U.S. Bank does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(q) If the Investor is subject to Title I of ERISA, the Investor represents that it has consulted its own counsel as to the legality of making an investment in the Fund and the appropriateness of such an investment under ERISA.

(r) If the Investor is a benefit plan, the Investor represents that it, and any fiduciaries responsible for such plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to their investment decisions under ERISA and/or the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

(s) If the Investor is a benefit plan or is subject to Title I of ERISA, the Investor represents that the decision to invest in the Fund was made independent of any affiliated person of the Fund or the Adviser, that the Investor is duly authorized to make such investment decision and that it did not rely on any individualized advice or recommendations of any affiliated person of the Fund or the Adviser.

(t) In the event the Investor makes any subsequent purchase of Shares, the Investor acknowledges that the representations and warranties contained herein will be deemed to be made again as of the date of such subsequent investment.

(u) If the Investor is subject to ERISA or section 4975 of the Code, (i) the Investor’s decision to invest in the Fund was made on an arms’ length basis by a duly authorized fiduciary (“Fiduciary”), which Fiduciary is not the individual retirement account owner in the case of an Investor that is an IRA; (ii) the Fiduciary is one of the following: a bank as defined in section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; an investment adviser registered under the Advisers Act or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of section 203A of such Act, is registered as an investment adviser under the laws of the state referred to in such paragraph (1) in which it maintains its principal office and place of business; a broker-dealer registered under the Exchange Act; or a fiduciary that holds or has under management or control total assets of at least $50 million; (iii) the Fiduciary is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including the decision on behalf of the Investor to invest in the Fund; (iv) the Fiduciary is a fiduciary under ERISA or the Code, or both, with respect to the Investor’s investment in Shares of the Fund and is responsible for exercising independent judgment in evaluating the investment; (v) none of the Fund, the Adviser, or their affiliates or employees is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the investment in the Fund; (vi) the Adviser will receive a fee for investment management services, if the Investor invests in the Fund and, therefore, the Adviser has a financial interest in the Investor investing in the Fund; (vii) the Adviser has not, and will not, receive a fee or other compensation directly from the Investor or the Fiduciary for the provision of investment advice in connection with the decision to invest in the Fund; (viii) the Fiduciary and the Adviser are not affiliated with one another and the Fiduciary has exercised independent judgment in the direction or approval of the Investor’s decision to purchase Shares of the Fund; and (ix) the Investor shall promptly notify the Adviser in writing if any of matters in this section become inaccurate.

Indemnification

The Investor understands the meaning and legal consequences of the representations, warranties, agreements, covenants, acknowledgements and confirmations set forth herein and agrees that the purchase made hereby may be accepted in reliance thereon. The Investor agrees to indemnify and hold harmless the Fund and the Adviser (including for this purpose each of their directors, trustees, officers, shareholders, affiliates, partners, members, managers and employees, and each person who controls the Fund and each of such entities within the meaning of Section 20 of the Exchange Act) from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys’ fees and disbursements, which the Fund and/or the Adviser may incur by reason of, or in connection with, (i) any representation or warranty made herein not having been true when made, any misrepresentation made by the Investor or any failure by the Investor to fulfill any of the covenants or agreements set forth herein or in any other document provided by the Investor to the Fund, or (ii) any claim made in a legal proceeding brought against the Fund or the Adviser by the Investor on which claim the Investor does not prevail relating to the Investor’s investment in the Fund.

Miscellaneous

(a) The Investor agrees that neither this Investor Application nor any of the Investor’s rights or interest herein or hereunder is transferable or assignable by the Investor and further agrees that the transfer or assignment of any Shares acquired pursuant hereto shall be made only in accordance with the provisions hereof and as set forth in the Memorandum and all applicable laws.

(b) The Investor agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Investor Application or any agreement of the Investor made hereunder and that this Investor Application shall survive the death or legal disability of the Investor and shall be binding upon the Investor’s heirs, executors, administrators, successors and assigns.

(c) All of the representations, warranties, covenants, agreements, acknowledgements and confirmations set out above and in the Investor Application shall survive the acceptance of the purchase made herein and the issuance of any Shares of the Fund.

(d) This Investor Application constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.

(e) The Investor acknowledges that due to anti-money laundering laws and regulations, the Fund may require further identification of the Investor before the purchase can be accepted and the Fund and the Adviser shall be held harmless and indemnified against any loss arising as a result of a failure to process the application if such identification has not been provided by the Investor or has been provided incompletely or after a delay.

(f) Within ten days after receipt of a request therefor from the Fund, the Investor agrees to provide such information and to execute and deliver such documents as the Fund may deem reasonably necessary to comply with any and all laws and ordinances to which the Fund is or may be subject.

Notices

Any notice required or permitted to be given to the Investor in relation to the Fund shall be sent to the Investor at the address provided herein. If election for electronic delivery has been selected, delivery will be made to the email address indicated herein or to such other address as the Investor designates by written notice received by the Fund. Notwithstanding the preceding sentence, the Adviser may deliver notices via postal mail to the Investor at the address provided herein rather than through electronic delivery.

Governing Law

This Investor Application shall be governed by the laws of the State of Delaware without regard to the conflicts of law principles thereof.

EXHIBIT A

Privacy Policy

Privacy Policy | Manulife

Part II: Anti-Money Laundering Supplement

The Investor must complete this Anti-Money Laundering Supplement in order to become a shareholder of the Fund. The Investor’s Investor Application will not be deemed complete, and the Investor will not be deemed a shareholder of the Fund, regardless of whether the Investor has already wired funds, until all of the required documentation listed below is received by the Adviser. For additional information, please contact the Adviser at: 617-663-3000; email: [                ].

I. PAYMENT INFORMATION

(a)

Name of Investor (no initials):

Address, including Apartment Number (no PO Boxes):

Telephone Number:

Occupation of Individual Investor or Description of Business of Entity Investor:

Nationality / Country of Organization of Investor:

Taxpayer Identification Number (Employer Identification Number for U.S. entity or Social Security Number for U.S. individual):

(b)

Name of the bank from which the Investor’s payment to the Fund is being wired (the

“Wiring Bank”):

Bank Account Number:

ABA/Fed Routing No. or Swift Address:

Bank Address:

Bank Phone Number:

Name of Account:

The Investor must wire the payment from an account in the Investor’s name.

		YES	NO

(c)	Were the funds for this investment generated by the Investor’s occupation or the business of the entity investing in the Fund?	☐	☐

(d)	Is the Wiring Bank located in a FATF Country*?	☐	☐

(e)

Is the Investor a customer of the Wiring Bank?

If the Investor answered “NO” to either question (d) or (e) above, the Investor must provide a letter of reference from the Wiring Bank or a bank or broker-dealer located in a FATF-member country. (A sample letter of reference is attached hereto as Annex D.)

		☐	☐

*

Currently countries that are members of the Financial Action Task Force on Money Laundering (each, a “FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

II. ADDITIONAL INFORMATION

Indicate the category which best describes the Investor (and provide the documents indicated below that correspond to the appropriate category):

☐	Individual

☐	Trust

☐	Privately Held Entity (other than a Fund of Funds, Entity that Invests on Behalf of Third Parties or Trust)

☐	Publicly Held Company

The following materials must be provided to the Adviser:

(a)	For Individuals and Participants in Individual Retirement Accounts, Keogh Plans and Other Self-Directed Defined Contribution Plans

☐	A government issued form of picture identification (e.g., passport or driver’s licence). Identification must be current (i.e., non-expired) and legible.

☐	United States IRS Form W-9 (which is attached at the end of this Investor Application)

(b)	For Trusts

☐	A copy of the trust or evidence of its formation.

☐	An incumbency certificate attesting to the title of the individual executing this Investor Application on behalf of the Investor (a sample Incumbency Certificate is attached hereto as Annex A).

☐	A completed copy of Annex B.

☐	United States IRS Form W-9 (which is attached at the end of this Investor Application)

(c)	For Privately Held Entities (other than a Fund of Funds, Entity that Invests on Behalf of Third Parties, or Trust)

☐	A copy of the entity’s organization or charter documents filed with the jurisdiction of organization.

☐	An incumbency certificate attesting to the title of the individual executing this Investor Application on behalf of the Investor (a sample Incumbency Certificate is attached hereto as Annex A).

☐	A completed copy of Annex C.

☐	United States IRS Form W-9 (which is attached at the end of this Investor Application)

(d)	For Publicly Held Companies

☐	A copy of the entity’s organization or charter documents filed with the jurisdiction of organization or the most recent annual report.

☐

An incumbency certificate attesting to the title of the individual executing this Investor Application on behalf of the prospective Investor (a sample Incumbency Certificate is attached hereto as Annex A).

☐	The name of the exchange on which the entity’s shares are listed and the ticker symbol.

☐	United States IRS Form W-9 (which is attached at the end of this Investor Application)

ANNEX A

FORM OF INCUMBENCY CERTIFICATE

The undersigned, being the		of	,
	Insert Title		Insert Name of Entity

a		organized under the laws of
	Insert Type of Entity		Insert Jurisdiction of Organization

(the “Company”), does hereby certify on behalf of the Company that the persons named below are directors and/or officers of the Company and that the signature at the right of said name, respectively, is the genuine signature of said person and that the persons listed below are each an authorized signatory for the Company.

Name	Title	Signature

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the __ day of _______________, 200__.

Name: Print Name of Signatory #1
Title: Print Title of Signatory #1

THE UNDERSIGNED,	,	a duly authorized	,
	Insert Name of Signatory #2		Insert Title

of the Company, does hereby certify that		is a duly authorized
Insert Name of Signatory #1

officer of		and that the signature set forth above is [his][her] true and correct signature.
Insert Name of Company

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the __ day of ________________, 200__.

Name: Print Name of Signatory #2
Title: Print Title of Signatory #2

Annex - A

ANNEX B

To Be Completed By Entity Investors That Are Trusts

Instructions: Please complete and return this Annex B and provide the name of: (a) every current beneficiary that has, directly or indirectly, an interest of 25% or more in the trust; (b) every person who contributed assets to the trust (settlors or grantors); and (c) every trustee. If there are intermediaries that are not individuals, continue up the chain of ownership listing their 25% or more equity interest holders until individuals are listed.

Full Name and Address	Status (Beneficiary/Settlor/ Trustee)	Citizenship (for Individuals) or Principal Place of Business (for Entities)

Annex - B

ANNEX C

To Be Completed By

Privately Held Entities

Instructions: Please complete and return this Annex C and provide the name, address and citizenship of: (a) every person who is directly or indirectly through intermediaries, the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Investor (if the intermediary’s shareholders or partners are not individuals, continue up the chain of ownership listing their 25% or more equity interest holders until individuals are listed); and (b) all directors, general partners, or members, as applicable. If there are no 25% beneficial owners, please write “None.”

Full Name and Address	Status (Shareholder, Beneficial Owner, Director, General Partner, Member)	Citizenship (for Individuals) or Principal Place of Business (for Entities)

Annex - C

ANNEX D

[LETTERHEAD OF WIRING BANK OR OFFICE OF FATF-MEMBER BANKING INSTITUTION

OR BROKERAGE FIRM]

Date: _____________,

[Insert Name of Fund In Which Investment is Being Made]

[Address]

The undersigned hereby certifies, which certifications shall be deemed to be continuing, that:

1.

[insert name of institution] (the “Institution”) has established and maintains an anti-money laundering program and a customer identification program (together, the “Program”), which includes policies and procedures that require the Institution to obtain and verify information about the identity of its clients and which are reasonably designed to ensure that the Institution is not being used by any client as a conduit for money laundering or other illegal purposes;

2.	The Institution is in compliance with the Program and all anti-money laundering laws, regulations and rules in effect that are applicable to it;

3.

The Institution has verified the identity of [insert name of investor] and to the best of the Institution’s knowledge, no transaction undertaken with respect to such investor’s account(s) at the Institution is prohibited by applicable law, regulation or rule and no property held in any such account(s) is derived from any activity prohibited by applicable law, regulation or rule.

Do not hesitate to contact me at _____________________ if you have any further questions.

Insert Telephone No.

(Authorized Signature)
Name:
Title:

Annex - D

ANNEX E

Investor’s Source of Funds
Acceptable	Unacceptable

✓  Earnings from income /income from employment and/or bonus (must include occupation/company)

✓  Inheritance

✓  Investments /sold previous investment

✓  Proceeds from redemption of Investor’s holdings at “X”

✓  401k investment funds

✓  IRA contributions

✓  Sale of property

✓  Sale of business (must include business info)

✓  Sale of securities

✓  Charitable contributions /donations

✓  Underlying investors/shareholder subscriptions

✓  Business operations (for a bank or other major institution; must specify type of business if not obvious)

✓  Proprietary assets (for a bank or other major institution; must specify type of business if not obvious)

✓  Grantor contributions (for a Trust)

✓  Plan Assets/contributions (for Pension Plans)

✓  Operating capital (for a bank or other major institution; must specify type of business if not obvious)

× Personal × Cash × Savings × Bank Account × Money Market Account × Personal Wealth × Transfer of Assets from “X” × Family Business × Gift × Trust Assets

Annex - E